EXHIBIT 32

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with this amended quarterly report of Amiworld, Inc. (the “Company”) on Form 10-Q/A1 for the nine month period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 3, 2010	s/Mamoru Saito_______________________ Mamoru Saito, Chief Executive Officer

Dated: March 3, 2010	s/David Garin_________________________ David Garin, Chief Financial Officer